UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 4, 2006
Industrial Enterprises of America, Inc.
(formerly known as Advanced Bio/Chem, Inc.)

(Exact name of registrant as specified in its charter)

Nevada	1-32881	13-3963499

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

711 Third Avenue, Suite 1505, New York, New York	10017

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code (212) 490-3100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 5 — Corporate Governance and Management
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of
Principle Officers.
On December 4, 2006 the Board of Directors of Industrial Enterprises of America, Inc. (the “Company”) appointed Mr. Gary Impellicceiri, CPA, to serve as the Company’s Financial Controller effective as of December 4, 2006. For the last five years, Mr. Impellicceiri has served as the Corporate Controller of Union Drilling, Inc., a publicly traded oil and gas company with assets of $190 million and annual revenues of over $140 million. Prior to that position, Mr. Impellicceiri served as senior Auditor in Assurance and Financial Services for KPMG Peat Marwick, LLP and as a Senior Fund Analyst and Staff Auditor for Federated Investors in Pittsburgh, PA.
Additionally, on December 2, 2006, Mr. James W. Margulies stepped down as the Company’s Chief Financial Officer effective as of December 4, 2006. Mr. Margulies will now shift his responsibilities to the Company’s Legal and Compliance department. On December 2, 2006, the Company appointed Mr. John Mazzuto to serve as the Company’s interim Chief Financial Officer until a suitable replacement for Mr. Margulies is found. Mr. Mazzuto is currently the Company’s Chief Executive Officer, President, Assistant Secretary and a director, and has been an investor, financial consultant and advisor to a number of mid and small sized firms in various industries. Previously, he was Managing Director of corporate finance of Chemical Bank in New York. Mr. Mazzuto was Group Managing Director of an international merchant bank and was a member of the board of directors of a number of companies.
A copy of the press release announcing the appointment of both Mr. Impellicceiri and Mr. Mazzuto is being filed as Exhibit 99.1 to this report.
Section 7 — Regulation FD
Item 7.01 Regulation FD Disclosure.
On December 4, 2006 the Company issued a press release announcing the appointments as disclosed above in Item 5.02. The press release furnished with this Current Report on Form 8-K provides details not included in previously issued reports of the Company and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Section 9 — Financial Statements and Exhibits.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits

Exhibit No.	Description

99.1	Press Release of Industrial Enterprises of America Inc., dated December 4, 2006.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Industrial Enterprises of America, Inc.

December 8, 2006
By:	/s/ John Mazzuto

Name:	John Mazzuto

Title:	Chief Executive Officer